                                                                    EXHIBIT 10.2


                     FIRST AMENDMENT TO THE CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO THE CREDIT AGREEMENT, dated as of March 29, 2006 (this "Amendment"), is among DURA AUTOMOTIVE SYSTEMS, INC. (the "Parent "), DURA OPERATING CORP. (the "Borrower"), the other Loan Guarantors party to the Credit Agreement (as defined below), the financial institutions party to the Credit Agreement (the "Existing Lenders"), the Additional Lenders (as defined below) providing Additional Loans (as defined below), THE WILMINGTON TRUST COMPANY, in its capacity as collateral agent (the "Collateral Agent") and JPMORGAN CHASE BANK, N.A., in its capacity as Administrative Agent for the Lenders (including its Affiliates, the "Administrative Agent").

                                   WITNESSETH:

     WHEREAS, the Parent, the other Loan Guarantors, the Borrower, the Existing Lenders, the Collateral Agent and the Administrative Agent are parties to the Credit Agreement dated as of May 3, 2005 (the "Credit Agreement"); and

     WHEREAS, prior to the First Amendment Effective Date (as defined below), the aggregate outstanding principal amount of the Loans under the Credit Agreement is $150,000,000 (the "Existing Loans"), and the Borrower has requested that the Existing Lenders agree to amend the Credit Agreement (i) to permit an additional $75,000,000 of Loans to be made under the Credit Agreement and (ii) as otherwise more fully described herein; and

     WHEREAS, the Lenders (including the Additional Lenders) understand that the Additional Loans will be secured and guaranteed to the same extent as the Existing Loans and will be considered Second Priority Obligations as defined in the Intercreditor Agreement; and

     WHEREAS, the parties hereto wish to amend certain provisions of the Credit Agreement as provided herein.

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Defined Terms. Unless otherwise defined herein, capitalized terms that are defined in the Credit Agreement are used herein as therein defined.

     2. Amendments.

     A. Amendments to Subsection 1.1. Subsection 1.1 of the Credit Agreement is hereby amended by inserting, in proper alphabetical order, the following new or substitute defined terms and related definitions:

     "Applicable Margin": for (a) Eurodollar Loans, 3.75% per annum and (b) Base Rate Loans, 2.75% per annum; provided that if, as of the end of any fiscal quarter occurring at or after September 30, 2006, the Senior Leverage Ratio is
(i) greater than 2.50 to 1.0, the Applicable Margin shall be for (x) Eurodollar Loans, 3.75% per annum and (y) Base Rate Loans, 2.75% per annum or (ii) less than 2.50 to 1.0, the Applicable Margin shall be for (x) Eurodollar Loans, 3.50% per annum and (y) Base Rate Loans, 2.50% per annum. The Applicable Margin shall remain in effect until the Senior Leverage Ratio for the next fiscal quarter is calculated by Borrower and delivered pursuant to Section 5.3(i); provided that if the Borrower fails to deliver such calculation within the time required by
Section 5.3(i) then the Applicable Margin will be deemed to be 3.75% and 2.75%, respectively, until such calculation is delivered.

     "First Amendment": the First Amendment to the Credit Agreement dated as of March 29, 2006, among DASI, the other Loan Guarantors, the Borrower, the Lenders, the Collateral Agent and the Administrative Agent.

     "First Amendment Effective Date": the date on which the conditions precedent set forth in Section 4 of the First Amendment shall have been satisfied or waived, which date is March 29, 2006.

     "Joinder Agreement": as defined in Section 5.19(a).

     B. Amendment to Subsection 2.6. Subsection 2.6 of the Credit Agreement is hereby amended by replacing such subsection in its entirety as follows:

     "(a) Subject to the requirements of the First Lien Credit Agreement, the Borrower may at any time after the first anniversary of the First Amendment Effective Date and from time to time thereafter prepay the Loans, in whole or in part, without premium or penalty, upon irrevocable notice delivered to the Administrative Agent, no later than 11:00 A.M., New York City time, three Business Days prior thereto, in the case of Eurodollar Loans, and no later than 11:00 A.M., New York City time, one Business Day prior thereto, in the case of Base Rate Loans, which notice shall specify the date and amount of prepayment and whether the prepayment is of a specific Type of Loan and, if of a combination thereof, the amount allocable to each; provided, that if a Eurodollar Loan is prepaid on any day other than the last day of the Interest Period applicable thereto, the Borrower shall also pay any amounts owing pursuant to Section 2.16. Upon receipt of any such notice the Administrative Agent shall promptly notify each Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to such date on the amount prepaid. Partial prepayments shall be in an aggregate principal amount of $1,000,000 or a whole multiple thereof.

     (b) Each optional prepayment of the Loans shall be accompanied by a prepayment fee equal to (i) during the period from the first anniversary of the First Amendment Effective Date to but excluding the second anniversary of the First Amendment Effective Date, 2.0% of the aggregate principal amount of such prepayment and (ii) during the period from the second anniversary of the First Amendment Effective Date to but excluding the third anniversary of the First Amendment Effective Date, 1.0% of the aggregate principal amount of such prepayment."

     C. Incurrence of Indebtedness and Issuance of Preferred Stock. Section 5.8(i) of the Credit Agreement is amended to delete the reference to "$400,000,000" set forth therein and insert the reference to "$325,000,000" in place thereof.

     3. Additional Loans. Subject to the terms and conditions hereof and in reliance upon the representations and warranties set forth herein, each lender listed on Schedule I hereto (each, an "Additional Lender", and collectively, the "Additional Lenders") severally agrees to make available to the Borrower on the First Amendment Effective Date a term loan in Dollars in an amount set forth opposite such Additional Lender's name on Schedule I hereto under the caption "Additional Loans" (the "Additional Loans"). On the First Amendment Effective Date (i) the Existing Loans and the Additional Loans shall be combined and consolidated into a single class of term loans and such class shall be the Loans for all purposes of the Credit Agreement and the other Loan Documents (including as to payment, prepayment and interest rate) and (ii) each Additional Lender shall be a Lender under the Credit Agreement and the other Loan Documents. After giving effect to the Additional Loans, the aggregate outstanding principal amount of the Loans will be $225,000,000.

     4. Conditions Precedent. The effectiveness of this Amendment (the "First Amendment Effective Date") is subject to the satisfaction of the following conditions precedent:

     A. Execution of Amendment. The Administrative Agent shall have received (i) counterparts of this Amendment, duly executed and delivered by the Parent, the other Loan Guarantors, the Borrower, the Administrative Agent, the Collateral Agent, each Additional Lender and the Existing Lenders constituting the "Required Lenders" under the Credit Agreement and (ii) a New Lender Supplement (in the form attached hereto) from each Additional Lender. Such Required Lenders authorize the Collateral Agent to execute this Amendment and all other ancillary documents (including, without limitation, any amendments to Collateral Documents) in connection hereto.

     B. Payment of Fees.

          (i) Amendment Fee. The Borrower shall have paid to the Administrative Agent, for the ratable benefit of the Existing Lenders consenting to this Amendment, an amendment fee in the amount of 0.10% on the principal amount of each such Existing Lender's Loan's outstanding balance immediately prior to the First Amendment Effective Date.

          (ii) Other Fees. The Borrower shall pay all accrued and unpaid fees, costs and expenses in connection with the Amendment and the transactions contemplated thereby to the extent then due and payable, together with the reasonable legal fees and expenses of the Administrative Agent, including any legal fees and expenses of foreign counsel to the Administrative Agent.

     C. Mortgages. The Administrative Agent shall have received (i) such Mortgage amendments and title insurance updates as may be reasonably requested by the Administrative Agent and (ii) such amendments or updates to the Security Documents filed with respect to intellectual property as the Administrative Agent may reasonably request.

     D. Closing Certificates. The Administrative Agent shall have received (i) a certificate of each Loan Party, dated the First Amendment Effective Date, substantially in the form of Exhibit A to the Credit Agreement, with appropriate insertions and attachments, (ii) a certificate of the Borrower, dated the First Amendment Effective Date, substantially in the form of the certificate delivered pursuant to clause (h) of Section 4.1 of the Existing Credit Agreement (provided that rather than the certificate of incorporation of any Loan Party, such Loan Party may certify that there have been no changes to its certificate of incorporation from that delivered pursuant to clause (g) of Section 4.1 of the Existing Credit Agreement) and (iii) a solvency certificate from the chief financial officer of the Borrower, dated the First Amendment Effective Date, substantially in the form of the certificate delivered pursuant to clause (o) of
Section 4.1 of the Existing Credit Agreement.

     E. Legal Opinions. The Administrative Agent shall have received the legal opinion of Kirkland & Ellis LLP, counsel to the Parent, the Borrower and its Subsidiaries, in a form reasonably acceptable to the Administrative Agent.

     F. Amendment to First Lien Credit Agreement. The First Amendment and Consent to the Fifth Amended and Restated Credit Agreement, dated the date hereof, to the First Lien Credit Agreement, among the Parent, the Borrower, Dura Automotive Systems (Canada), Ltd., the other Loan Guarantors from time to time party thereto, the several banks and other financial institutions or entities from time to time party thereto, Bank of America, N.A., as collateral agent, and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders, shall have become effective.

     G. Other Documents. The Borrower shall, and shall cause its Subsidiaries to, execute and deliver such other approvals, opinions, documents or materials as the Administrative Agent may reasonably request including, without limitation, delivery of audited annual financial statements of the Borrower for the year ending December 31, 2005.

     H. No Existing Default. After giving effect to this Amendment, no Default or Event of Default shall exist as of the date hereof.

     5. Representations and Warranties. The Borrower represents that each of the representations and warranties made by the Loan Parties in or pursuant to the Loan Documents is true and correct in all material respects on and as of the First Amendment Effective Date, before and after giving effect to the effectiveness of this Amendment, as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date; provided that (i) the references to December 31, 2004 in Sections 3.1 and 3.2 of the Credit Agreement shall be deemed to be references to December 31, 2005 for purposes hereof, (ii) each reference to the "Closing Date" or "the date hereof" or similar phrases in such representations and warranties shall be deemed to be a reference to the First Amendment Effective Date and (iii) this Amendment shall be a "Loan Document"; provided further, however, that the Loan Parties shall not be required to update any schedules to the Loan Documents.

     6. Miscellaneous

     A. Captions. Section captions used in this Amendment are for convenience only and shall not affect the construction of this Amendment.

     B. Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of New York. Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

     C. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

     D. Successors and Assigns. This Amendment shall be binding upon the Parent, the other Loan Guarantors, the Borrower, the Lenders, the Collateral Agent and the Administrative Agent and their respective successors and assigns, and shall inure to the sole benefit of the Parent, the other Loan Guarantors, the Borrower, the Lenders, the Collateral Agent and the Administrative Agent and their respective successors and assigns.

     E. References. Any reference to the Credit Agreement contained in any notice, request, certificate or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require.

     F. Continued Effectiveness. Notwithstanding anything contained herein, the terms of this Amendment are not intended to and do not serve to effect a novation as to the Credit Agreement. The Credit Agreement and each of the Loan Documents remain in full force and effect.

     7. Intercreditor Agreement. The Lenders party hereto acknowledge and agree that the aggregate principal amount of the Loans is being increased by $75,000,000 and such Additional Loans shall constitute "Second Priority Obligations" under and as defined in the Intercreditor Agreement.

     8. Reaffirmation of Guaranty and other Obligations. Each of the Loan Guarantors hereby:

     A. acknowledges and reaffirms all of its obligations under Section 9 of the Credit Agreement;

     B. acknowledges and agrees that subsequent to, and taking into account this Amendment, Section 9 of the Credit Agreement shall remain in full force and effect in accordance with the terms thereof; and

     C. agrees, with respect to each Loan Document to which it is a party, that:
(i) all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis after giving effect to this Amendment and its guarantee of the obligations, liabilities and indebtedness of the other Loan Parties under the Credit Agreement shall extend to and cover the Additional Loans made under the Credit Agreement pursuant to this Amendment on the First Amendment Effective Date and interest thereon and fees and expenses and other obligations in respect thereof and in respect of commitments related thereto; and (ii) all of the Liens and security interests created and arising under such Loan Document remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, after giving effect to this Amendment and the increased principal amount of the Loans, as collateral security for its obligations, liabilities and indebtedness under the Credit Agreement and under its guarantees in the Loan Documents, as amended and increased by this Amendment.

                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                        DURA AUTOMOTIVE SYSTEMS, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        DURA OPERATING CORP.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        AUTOMOTIVE AVIATION PARTNERS, LLC

                                        BY: DURA AIRCRAFT OPERATING COMPANY,
                                        LLC, ITS MANAGING MEMBER

                                        BY: DURA OPERATING CORP.,
                                        ITS SOLE MEMBER


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        ADWEST ELECTRONICS, INC.

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        ATWOOD AUTOMOTIVE, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        DURA CABLES NORTH, LLC

                                        BY: ATWOOD AUTOMOTIVE, INC.,
                                        ITS SOLE MEMBER


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        DURA CABLES SOUTH, LLC

                                        BY: ATWOOD AUTOMOTIVE, INC.,
                                        ITS SOLE MEMBER


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        DURA GP

                                        BY: DURA OPERATING CORP.,
                                        ITS MANAGING GENERAL PARTNER


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        DURA SPICEBRIGHT, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        MARK I MOLDED PLASTICS OF TENNESSEE,
                                        INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        DURA GLOBAL TECHNOLOGIES, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        DURA AUTOMOTIVE SYSTEMS OF INDIANA, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        DURA AIRCRAFT OPERATING COMPANY, LLC,

                                        BY: DURA OPERATING CORP.,
                                        ITS SOLE MEMBER


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        DURA BRAKE SYSTEMS, L.L.C.

                                        BY: DURA OPERATING CORP.,
                                        ITS SOLE MEMBER


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        DURA SHIFTER L.L.C.

                                        BY: DURA OPERATING CORP.,
                                        ITS SOLE MEMBER


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        DURA SERVICES L.L.C.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title: Manager


                                        DURA MANCELONA L.L.C.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title: Manager


                                        DURA FREMONT L.L.C.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title: Manager


                                        DURA GLADWIN L.L.C.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title: Manager


                                        DURA AUTOMOTIVE SYSTEMS CABLE
                                        OPERATIONS, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        UNIVERSAL TOOL & STAMPING COMPANY, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        TRIDENT AUTOMOTIVE, L.P.

                                        BY: TRIDENT AUTOMOTIVE LTD., ITS
                                            GENERAL PARTNER


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        TRIDENT AUTOMOTIVE, L.L.C.

                                        BY: TRIDENT AUTOMOTIVE CARADO CO.,
                                            ITS MANAGING MEMBER


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        ATWOOD MOBILE PRODUCTS, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        CREATION GROUP HOLDINGS, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        KEMBERLY, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        CREATION GROUP, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        CREATION GROUP TRANSPORTATION, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        KEMBERLY, LLC


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        SPEC-TEMP, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        CREATION WINDOWS, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        CREATION WINDOWS, LLC


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        JPMORGAN CHASE BANK, N.A.,
                                        as Administrative Agent


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        BANC OF AMERICA SECURITIES, LLC,
                                        as Syndication Agent


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        WILMINGTON TRUST COMPANY,
                                        as Collateral Agent


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        FIRST AMENDMENT DATED AS OF THE DAY AND
                                        YEAR FIRST ABOVE WRITTEN TO THE DURA
                                        OPERATING CORP. CREDIT AGREEMENT

                                        [NAME OF LENDER], as a Lender


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                                      SCHEDULE I

    ADDITIONAL LENDERS      ADDITIONAL LOANS
    ------------------      ----------------
JPMorgan Chase Bank, N.A.     $68,750,000
Merrill Lynch Capital           6,250,000
                              -----------
                              $75,000,000

                              NEW LENDER SUPPLEMENT

          SUPPLEMENT, dated March 29, 2006 to the Credit Agreement, dated as of May 3, 2005 (the "Credit Agreement"; terms defined therein or in the Amendment (as defined below) being used herein shall have the meanings therein defined unless otherwise defined herein ), among Dura Automotive Systems, Inc. (the "Parent"), Dura Operating Corp. (the "Borrower"), the financial institutions party thereto (the "Existing Lenders"), The Wilmington Trust Company, in its capacity as collateral agent (the "Collateral Agent") and JPMorgan Chase Bank, N.A., in its capacity as Administrative Agent for the Lenders (including its Affiliates, the "Administrative Agent").

                                  WITNESSETH:

          WHEREAS, pursuant to the First Amendment to the Credit Agreement, dated as of March 29, 2006 and effective as of March 29, 2006 (the "Amendment"), among the Parent, the other Loan Guarantors, the Borrower, the Lenders, the Collateral Agent and the Administrative Agent, certain banks, financial institution or other entities want to become a party to the Credit Agreement with the consent of the Parent and the Administrative Agent (which consent, in each case, shall not be unreasonably withheld) by executing and delivering to the Parent and the Administrative Agent a supplement to the Credit Agreement in substantially the form of this Supplement; and

          WHEREAS, the undersigned now desires to become a party to the Credit Agreement;

          NOW, THEREFORE, the undersigned hereby agrees as follows:

          1. The undersigned agrees to be bound by the provisions of the Credit Agreement, and agrees that it shall, on the date this Supplement is accepted by the Borrower and the Administrative Agent, become a Lender for all purposes of the Credit Agreement to the same extent as if originally a party thereto, with Commitments to make Additional Loans as set forth on
     Schedule I to the Amendment.

          2. The undersigned (a) represents and warrants that it is legally authorized to enter into this Supplement; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 3.1 thereof and a copy of the Parent's audited annual financial statements dated as of December 31, 2005, the Intercreditor Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Supplement; (c) agrees that it has made and will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement or any instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, without limitation, if it is organized under the laws of a jurisdiction outside the United States, its obligation pursuant to Section 2.15(d) of the Credit Agreement; and (f) acknowledges and agrees to adhere to Section 2.20 of the Credit Agreement with respect to the Intercreditor Agreement.

          3. The undersigned's address for notices for the purposes of the Credit Agreement is as follows:

                                        [ADDITIONAL LENDER]

                                        [ADDRESS]

          IN WITNESS WHEREOF, the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

                                        [ADDITIONAL LENDER]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

Accepted this _____ day of March, 2006.

DURA AUTOMOTIVE SYSTEMS, INC.


By
   -------------------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------


DURA OPERATING CORP.


By
   -------------------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------


Accepted this _____ day of March, 2006.

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent


By
   -------------------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------